BRIDGE BUILDER TRUST
Bridge Builder Small/Mid Cap Value Fund
Bridge Builder International Equity Fund
Supplement dated June 1, 2021
to the Prospectus dated October 28, 2020, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

A.
The Trustees of the Bridge Builder Trust (the “Trust”), on behalf of the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”), have approved a sub-advisory
agreement among Olive Street Investment Advisers, Inc. (“Olive Street”), American Century Investment Management, Inc. (“American Century”), and the Trust, on
behalf
of the Small/Mid Cap Value Fund to be effective as of June 2, 2021.

Accordingly, effective on June 2, 2021, the Prospectus is hereby supplemented and revis
ed as follows:

1.
The fourth paragraph under the
sub-section
entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets for each investment strategy to the following
Sub-advisers:
American Century Investment Management, Inc. (“American Century”); BlackRock Investment Management, LLC (“BlackRock”); Boston Partners Global Investors, Inc. (“Boston Partners”); Diamond Hill Capital Management, Inc. (“Diamond Hill”); LSV Asset Management (“LSV”); Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”); Silvercrest Asset Management Group LLC (“Silvercrest”); and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the
Sub-advisers
or make recommendations to the Board with respect to the hiring, termination, or replacement of the
Sub-advisers
at any time. Below is a summary of each
Sub-adviser’s
principal investment strategies.

2.	The following paragraph is hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund”:
American Century’s Principal Investment Strategies
Under normal market conditions, American Century will invest at least 80% of the portion of the Fund’s net assets that it manages in small capitalization companies. American Century considers small capitalization companies to include those with market capitalizations no larger than that of the largest company in the S&P Small Cap 600
®
Index or the Russell 2000
®
Index.

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In selecting stocks for the Fund, the portfolio managers of American Century look for equity securities of smaller companies whose stock price may not reflect the company’s value. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the managers believe more accurately reflects the value of the company.

3.	The following table is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Value Fund ”:
American Century

Portfolio Managers	Position with American Century	Length of Service to the Fund
Jeff John, CFA	Vice President and Senior Portfolio Manager	Since June 2021

Ryan Cope	Portfolio Manager	Since June 2021

4.
The last paragraph under the
sub-section
entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser may allocate assets of the Small/Mid Cap Value Fund to the following
Sub-advisers:
American Century, BlackRock, Boston Partners, Diamond Hill, LSV, MFS, Silvercrest, and Vaughan Nelson. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

5.
The following paragraph is hereby added to the
sub-section
entitled “Bridge Builder Small/Mid Cap Value Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

American Century’s Principal Investment Strategies
Under normal market conditions, American Century will invest at least 80% of the Small/Mid Cap Value Fund’s net assets in equity securities of small capitalization companies. American Century considers small capitalization companies to include those with market capitalizations no larger than that of the largest company in either the S&P Small Cap 600
®
Index or the Russell 2000
®
Index. American Century considers equity securities to include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
The portfolio managers of American Century look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned

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to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the value of the company. American Century believes that companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.
American Century’s portfolio managers may sell stocks from the Small/Mid Cap Value Fund’s portfolio if they believe:
• a stock no longer meets their valuation criteria;
• a stock’s risk parameters outweigh its return opportunity;
• more attractive alternatives are identified; or
• specific events alter a stock’s prospects.

6.
The following disclosure is hereby added as the second sentence of the second paragraph in the sub-section
entitled
“Sub-advisers
and Portfolio Managers” under the section entitled “Management of the Funds”:

A discussion regarding the Board’s considerations in connection with the approval of the
Sub-advisory
Agreement of American Century for the Small/Mid Cap Value Fund will be available in the Funds’ annual report to shareholders for the period ending June 30, 2021.

7.	The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – Small/Mid Cap Value Fund” under the section entitled “Management of the Funds”:
American Century
American Century serves as a
Sub-adviser
to the Small/Mid Cap Value Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. American Century is registered as an investment adviser with the SEC and is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), a privately held corporation. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. American Century and ACC are located at 4500 Main Street, Kansas City, Missouri 64111, and SIMR is located at 1000 E. 50th Street, Kansas City, Missouri 64110. As of February 28, 2021, assets under management were approximately $214.5 billion.
Portfolio Managers:
Jeff John, CFA,
and
Ryan Cope, CFA,
have been portfolio managers of the Small/Mid Cap Value Fund since June 2021.
Jeff John is a Vice President and Senior Portfolio Manager at American Century. He joined American Century in 2008 as an Analyst and became a Portfolio Manager in

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2012. He has a bachelor of science degree in business from the University of Colorado in Boulder and an MBA in finance and accounting from Vanderbilt University, Owen Graduate School of Management. He is a CFA charterholder.
Ryan Cope is a Portfolio Manager at American Century. He joined American Century in 2009 and became a Portfolio Research Analyst in 2010, an Investment Analyst in 2012, and a Portfolio Manager in April 2020. Mr. Cope has a bachelor’s degree in business administration from Truman State University and an MBA from Kansas State University. He is a CFA charterholder.

B.
The Trustees of the Trust, on behalf of the Bridge Builder International Equity Fund (the “International Equity Fund”) have (i) approved a sub-advisory
agreement among Olive Street, Marathon Asset Management LLP (“Marathon-London”), and the Trust, on behalf of the International Equity Fund; and (ii) approved the termination of the sub-advisory
agreement among Olive Street, Edinburgh Partners Limited (“Edinburgh Partners”), and the Trust, on behalf of the International Equity Fund, each to be effective as of June 2, 2021.

Accordingly, effective on June 2, 2021, the Prospectus is hereby supplemented and revised as follows:

1.	The sub-section entitled “Fees and Expenses of the Fund” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (1)

Management Fees (2)	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses (3)	0.03%

Total Annual Fund Operating Expenses	0.63%
Less Waivers (2)	(0.26)%

Net Annual Fund Operating Expenses	0.37%

(1)	The expense information in the table has been restated to reflect current fees.
(2)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2022, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers.
This contractual agreement may only be changed or eliminated before October 28, 2022 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(3)	Other Expenses include acquired fund fees and expenses less than 0.01%.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

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return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2022). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$176	$325	$762

2.
The fourth paragraph under the
sub-section
entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets to allocate to each
Sub-adviser.
The Adviser may allocate Fund assets to the following
Sub-advisers:
Baillie Gifford Overseas Limited (“Baillie Gifford Overseas”); BlackRock Investment Management, LLC (“BlackRock”); Marathon Asset Management LLP (“Marathon-London”); Mondrian Investment Partners Limited (“Mondrian”); Pzena Investment Management, LLC (“Pzena”); and WCM Investment Management, LLC (“WCM”). The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

3.	The following paragraph is hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
Marathon-London’s Principal Investment Strategies
Marathon-London invests primarily in equity securities of
non-U.S.
issuers in developed and emerging market countries. In selecting investments for the Fund, Marathon-London employs a bottom-up,
fundamental investment philosophy focused on identifying attractive long-term investment opportunities that can arise as a result of certain “capital cycle” conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. This “capital cycle” approach to investing guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. Marathon-London’s long-term approach is often considered to be contrarian and its portfolio is expected to have low turnover, will seek to be well-diversified and will have a bias towards the smaller capitalisation segments of the market.

5

4.	The following table is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder International Equity Fund”:
Marathon-London

Portfolio Managers	Position with Marathon-London	Length of Service to the Fund
Neil M. Ostrer	Founder and Portfolio Manager – Europe	Since June 2021
Charles Carter	Managing Director and Portfolio Manager – Europe	Since June 2021
Nick Longhurst	Portfolio Manager – Europe	Since June 2021
William J. Arah	Founder and Portfolio Manager – Japan	Since June 2021
Simon Somerville	Portfolio Manager – Japan	Since June 2021
Michael Nickson, CFA	Portfolio Manager – Japan	Since June 2021
David Cull, CFA	Portfolio Manager – Asia Pacific ex-Japan	Since June 2021
Justin Hill	Portfolio Manager – Asia Pacific ex-Japan	Since June 2021

5.
The last paragraph under the
sub-section
entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser may allocate assets of the International Equity Fund to the following
Sub-advisers:
Baillie Gifford Overseas, BlackRock, Marathon-London, Mondrian, Pzena, and WCM. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

6.
The following paragraph is hereby added to the
sub-section
entitled “Bridge Builder International Equity Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Marathon-London’s Principal Investment Strategies
Marathon-London invests primarily in equity securities of
non-U.S.
issuers in developed and emerging market countries. In selecting investments for the International Equity Fund, Marathon-London employs a bottom-up,
fundamental investment philosophy focused on identifying attractive long-term investment opportunities that can arise as a result of certain “capital cycle” conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. This “capital cycle” approach to investing guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that its assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to performance of a company’s stock.

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Marathon-London’s long-term approach is often considered to be contrarian and its international (EAFE-benchmarked) equity portfolio is expected to have low turnover, will seek to be well-diversified and will have a bias towards the smaller capitalisation segments of the market as compared to the International Equity Fund’s benchmark index.

7.
The following disclosure is hereby added as the third sentence of the second paragraph in the sub-section
entitled
“Sub-advisers
and Portfolio Managers” under the section entitled “Management of the Funds”:

A discussion regarding the Board’s considerations in connection with the approval of the
Sub-advisory
Agreement of Marathon-London for the International Equity Fund will be available in the Funds’ annual report to shareholders for the period ending June 30, 2021.

8.	The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – International Equity Fund” under the section entitled “Management of the Funds”:
Marathon-London
Marathon Asset Management LLP (“Marathon-London”), Orion House, 5 Upper St Martin’s Lane, London, United Kingdom, WC2H 9EA serves as a
Sub-adviser
to the International Equity Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees. Marathon-London was founded in London in 1986 and is registered as an investment adviser with the SEC. As of February 28, 2021, Marathon-London had assets under management of approximately $56.2 billion.
Portfolio Managers:
Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Simon Somerville, Michael Nickson, CFA, David Cull, CFA,
and
Justin Hill
have served as portfolio managers of the International Equity Fund since June 2021.
Mr. Ostrer
co-founded
Marathon-London in 1986 and is a Portfolio Manager focusing on investments in Europe. Prior to Marathon-London, he worked at Carnegie International as a Director of International Sales. Mr. Ostrer began his investment career at G.T. Management, where he began managing the G.T. European Unit Trust before he was appointed Director, G.T. Management UK. Mr. Ostrer began his investment career in 1981.
Mr. Carter joined Marathon-London in 1998 and is Managing Director and a Portfolio Manager focusing on investments in Europe. Previously, he worked for Olivetti S.p.A. as part of an internal merger and acquisition team involved in restructuring the firm’s business. Prior to that he worked for Lazard Brothers in Investment Banking. Mr. Carter began his investment career 1989.
Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Previously, he worked for American Express Asset Management as Senior
Pan-European
Investment Analyst. Prior to that he worked for Schroder

7

Investment Management as Senior
Pan-European
Analyst managing the Schroder International Eurotech Fund. Mr. Longhurst began his investment career in 1994.
Mr. Arah
co-founded
Marathon-London in 1986 and is a Portfolio Manager focusing on investments in Japan. He has managed assets at Marathon-London since 1987. Previously, he was employed at Rowe and Pitman and at Goldman Sachs based in Tokyo. Mr. Arah began his investment career in 1982.
Mr. Somerville joined Marathon-London in 2016 and is a Portfolio Manager focusing on investment in Japan. Previously, he worked for Jupiter Asset Management as strategy head, Head of
Pan-Asian
Equities and
Co-Head
of Asian Equities. Prior to that he worked for Cazenove Fund Management as Head of Global and Japan Equities. Mr. Somerville began his investment career in 1990.
Mr. Nickson joined Marathon-London in 2012 and is a Portfolio Manager focusing on investments in Japan. Prior to joining Marathon-London, he worked for Majedie Asset Management and Odey Asset Management as a global equities portfolio manager. Mr. Nickson began his investment career in 2003.
Mr. Cull joined Marathon-London in 2012 and is a Portfolio Manager focusing on investments in the Asia Pacific ex Japan region. Prior to joining Marathon-London, he worked at M&G Investments where he was a Global Equity Analyst. Mr. Cull began his investment career in 2006.
Mr. Hill joined Marathon-London in 2021 and is a Portfolio Manager focusing on investments in the Asia Pacific ex Japan region. Prior to joining Marathon-London, he worked at BP Investment Management where he was a Senior Portfolio Manager. Prior to that, he worked at Pictet Asset Management as a Senior Investment Manager. Mr. Hill began his investment career in 1996.

9.
The
sub-section
of the Prospectus entitled “Edinburgh Partners’ Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder International Equity Fund – Principal Investment Strategies” is hereby deleted.

10.
The table in the
sub-section
of the Prospectus entitled
“Sub-advisers
and Portfolio Managers – Edinburgh Partners’” under the section entitled “Summary Section – Bridge Builder International Equity Fund” is hereby deleted.

11.
The
sub-section
of the Prospectus entitled “Edinburgh Partners’ Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies – Bridge Builder International Equity Fund – Principal Investment Strategies” is hereby deleted.

12.
The
sub-section
in the Prospectus entitled
“Sub-advisers
and Portfolio Managers – International Equity Fund – Edinburgh Partners” under the section entitled “Management of the Funds” is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

8

BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Supplement dated June 1, 2021

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.

The Trustees of the Bridge Builder Trust (the “Trust”) have approved a sub-advisory agreement among Olive Street Investment Advisers, Inc. (“Olive Street”), American Century Investment Management, Inc. (“American Century”), and the Trust, on behalf of the Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) to be effective as of June 2, 2021.

Accordingly, effective on June 2, 2021, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Value Fund” under the section of the SAI entitled “The Funds’ Investment Teams”:

American Century Investment Management, Inc. (“American Century”), is a Sub-adviser for an allocated portion of the Small/Mid Cap Value Fund pursuant to a Sub-advisory Agreement with the Adviser. American Century is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), a privately held corporation. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. American Century and ACC are located at 4500 Main Street, Kansas City, Missouri 64111, and SIMR is located at 1000 E. 50th Street, Kansas City, Missouri 64110. For its services as a Sub-adviser, American Century is entitled to receive a fee from the Small/Mid Cap Value Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Small/Mid Cap Value Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of these accounts are subject to a performance-based advisory fee. Information is shown as of February 28, 2021. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Jeff John	5	$4.03 billion	1	$214.9 million	7	$454.2 million
Ryan Cope	5	$4.03 billion	1	$214.9 million	7	$454.2 million

As of February 28, 2021, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income multi-asset strategies, exchange traded funds, and American Century’s proprietary fund family, Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio.

The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases, a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds advised or subadvised by American Century, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation. American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described as follows, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.

Base salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Bridge Builder Small/Mid Cap Value Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable

American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Small/Mid Cap Value Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines, such as global growth equity, global value equity, disciplined equity, global fixed income and multi-asset strategies. Performance is measured for each product individually, as described previously, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.

A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

2.	The first paragraph in Appendix B is hereby deleted and replaced in its entirety with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

ARTISAN PARTNERS LIMITED PARTNERSHIP

BAILLIE GIFFORD OVERSEAS LIMITED

ROBERT W. BAIRD & CO., INC.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

BLACKROCK INVESTMENT MANAGEMENT, LLC

BOSTON PARTNERS GLOBAL INVESTORS, INC.

CHAMPLAIN INVESTMENT PARTNERS, LLC

DIAMOND HILL CAPITAL MANAGEMENT, INC.

EAGLE ASSET MANAGEMENT, INC.

FIAM LLC

JENNISON ASSOCIATES LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.

LAZARD ASSET MANAGEMENT LLC

LOOMIS, SAYLES & COMPANY, L.P.

LSV ASSET MANAGEMENT

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

METROPOLITAN WEST ASSET MANAGEMENT, LLC

MACKAY SHIELDS LLC

MARATHON ASSET MANAGEMENT LLP

MONDRIAN INVESTMENT PARTNERS LIMITED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PGIM, INC.

PZENA INVESTMENT MANAGEMENT, LLC

SILVERCREST ASSET MANAGEMENT GROUP LLC

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

SUSTAINABLE GROWTH ADVISERS, LP

T. ROWE PRICE ASSOCIATES, INC.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

WCM INVESTMENT MANAGEMENT, LLC

WELLINGTON MANAGEMENT COMPANY LLP

(collectively, the “Sub-advisers”)

3.	The following proxy voting guidelines are hereby added to Appendix B immediately after the first paragraph.

American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•	Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The

Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible.

Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

B.

The Trustees of the Trust have (i) approved a sub-advisory agreement among Olive Street, Marathon Asset Management LLP (“Marathon-London”), and the Trust, on behalf of the Bridge Builder International Equity Fund (the “International Equity Fund”); and (ii) the termination of the sub-advisory agreement among Olive Street, Edinburgh Partners Limited (“Edinburgh Partners”), and the Trust, on behalf of the International Equity Fund, each to be effective as of June 2, 2021.

Accordingly, effective on June 2, 2021, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “International Equity Fund” under the section of the SAI entitled “The Funds’ Investment Teams”:

Marathon Asset Management LLP (‘Marathon-London”), Orion House, 5 Upper St Martin’s Lane, London, United Kingdom, WC2H 9EA is a Sub-adviser for an allocated portion of the International Equity Fund pursuant to a Sub-advisory Agreement with the Adviser. Marathon-London is predominantly owned by its founding partners, with the remaining equity shared between a number of key employees. Marathon-London was founded in London in 1986 and is registered as an investment adviser with the SEC. For its services as a Sub-adviser, Marathon-London is entitled to receive a fee from the International Equity Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the International Equity Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of February 28, 2021. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Neil M. Ostrer	3	$9.6 billion	15	$22.1 billion	45	$19.9 billion
Charles Carter	3	$9.6 billion	14	$21.7 billion	45	$19.9 billion
Nick Longhurst	3	$9.6 billion	14	$21.7 billion	45	$19.9 billion
William J. Arah	3	$9.6 billion	14	$22.5 billion	44	$21.7 billion
Simon Somerville	3	$9.6 billion	13	$22.2 billion	44	$21.7 billion
Michael Nickson	3	$9.6 billion	14	$21.6 billion	41	$19.0 billion
David Cull	4	$9.7 billion	14	$22.0 billion	42	$19.2 billion
Justin Hill	3	$9.6 billion	12	$21.4 billion	42	$19.2 billion
Accounts Subject to Performance Fees
Neil M. Ostrer	1	$3.9 billion	1	$444 million	6	$1.4 billion
Charles Carter	1	$3.9 billion	0	$0	6	$1.4 billion
Nick Longhurst	1	$3.9 billion	0	$0	6	$1.4 billion
William J. Arah	1	$3.9 billion	1	$280 million	6	$1.4 billion
Simon Somerville	1	$3.9 billion	0	$0	6	$1.4 billion
Michael Nickson	1	$3.9 billion	0	$0	5	$1.2 billion
David Cull	1	$3.9 billion	0	$0	5	$1.2 billion
Justin Hill	1	$3.9 billion	0	$0	5	$1.2 billion

As of February 28, 2021, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. Conflicts can occur between interests of Marathon-London and its clients or between the interests of different clients. For example, Marathon-London may be viewed as having a conflict of interest when: (i) making decisions about whether and how to allocate limited investment opportunities among clients; (ii) causing a client to enter into a transaction with another client; and (iii) making decisions for one client that appear inconsistent with decisions made for another (i.e., buying an asset for one client while selling the same asset for another or selling an asset of one client while continuing to hold the same asset for another). Another example is where different clients have competing interests. This is often accentuated when hedge funds are managed alongside other long only portfolios. A further example would be where the portfolio managers are responsible for managing other accounts that charge performance-based compensation and accounts that charge only an asset-based fee (i.e. a non-performance based fee). Performance based fee arrangements may create an incentive for a portfolio manager to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities. Marathon-London has adopted policies and procedures to attempt to manage its conflicts of interests.

Compensation. Each non-founder portfolio manager (Messrs. Carter, Longhurst, Somerville, Nickson, Cull, and Hill) is paid a base salary plus a performance bonus, based on their outperformance of the portfolios they manage relative to the appropriate benchmark, and may take part a profit share scheme. The founder member portfolio managers (Messrs. Arah and Ostrer) are paid a base salary and a proportionate share of the profitability of Marathon-London in relation to their stake in the business. Portfolio Managers may also buy non-voting employee shares in the (ultimate parent) company. Historically dividend income for these shares has been significant. None of the compensation for any portfolio manager is directly related to the performance of the International Equity Fund in isolation, but is indirectly linked to the success of the Fund and other clients.

2.	The following proxy voting guidelines are hereby added to Appendix B immediately after “MacKay Shields LLC Proxy Voting Policies and Procedures Revised February 2020.”

Marathon Asset Management LLP

Policy statement in relation to Proxy Voting, April 2021

General

Marathon considers that the ability to influence management is an integral part of the investment management function. Marathon strongly adheres to the policy that good corporate governance is totally consistent with enhancing shareholder value. It is Marathon’s policy to exercise voting rights wherever it is practical to do so and if permitted under a client’s IMA/IAA.

A Proxy Voting Dashboard is available on the Marathon Asset Management website showing our vote history with a 180-day lag. Marathon has also been a member of the Principles for Responsible Investment since January 2019. Separately, the firm has been categorised as a Tier One signatory to the UK Stewardship Code by the UK’s Financial Reporting Council; Tier One being the highest level awarded to those managers which provide a good quality and transparent description of their approach to stewardship. Marathon is also a signatory to the Japanese Stewardship Code.

Proxy advisors

In order to facilitate the proxy voting process, Marathon Asset Management has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS are an independent proxy advisor firm who specialise in providing a variety of fiduciary-level proxy advisory and voting services.

ISS also assist the firm by developing and updating their own set of guidelines which are incorporated into our guidelines by reference. They provide research and analysis on stock within all of Marathon’s portfolios, they will vote the ballots through their online portal and will give recommendations based on each agenda item compiled by their analysts in each region.

Marathon does not automatically accept the pre-populated responses input by ISS, nor automatically submits the clients’ votes. Instead all proxy events & supporting documentation (including internal research) are reviewed by the relevant portfolio manager(s)/analyst(s) for their consideration. Each PM has the option to accept the ISS recommendation, or to vote against the rationale provided by ISS. In these cases, a written explanation on the reasons to vote against the recommendation will be retained. This will include any new information filed by an issuer that may impact their decision. Typically, Marathon aims to submit a response at the date of the earliest custodian date (not ISS date). If it becomes apparent that new information is about to be filed by an issuer that could have a significant bearing on the proxy voting decision, the team responsible for submitting Marathon’s response would be asked to reach out to the relevant custodian to discuss delaying submission.

Written confirmation of the portfolio managers’ decision with regards to a proxy voting matter is received in writing by the relevant team, prior to submission via the ISS platform. In extremis, if matters materially altered as a result of information released by the issuer and Marathon had already filed, the relevant team would look to re-submit, talking to custodians as needed.

Where possible, all agenda items will be voted on a case by case basis with no pre-defined policy on how to vote certain events with PMs following any pre-defined client instructions accordingly. Marathon may engage with clients where voting authority has been retained by the client in order to discuss Marathon’s view on a matter. Separately, on any contentious issue Marathon may also look to contact clients to ensure their respective custodian recalls and restrict any stock on loan to enable all share to be voted.

The decision by Marathon to retain ISS is reviewed each year with input from investment managers, compliance and the proxy voting team. This review precedes the annual service review.

Proxy voting process

In addition to providing advice on specific policy voting issues, ISS also coordinate the actual exercise of the proxy vote. This entails receiving voting instructions from Marathon and transmitting them to each clients’ custodian for processing.

Marathon’s proxy team have access to the ISS web platform where ballots are collated from each custodian and linked to the appropriate meeting. These meetings are monitored and recorded in a central spreadsheet. Once the research has been updated, it will be sent to the Investment Manager to solicit their response by the stated deadline. From time to time, proxy votes will be solicited which involves special circumstances and require additional research and discussion. Any additional discussion may be conducted as soon as practical and with best endeavours before the ballot deadlines.

ISS provide a full reporting facility to Marathon detailing voting recommendations and actual votes transmitted to custodians; this reporting is available to clients on request. Marathon’s voting history is also published on its website 180 days after the meeting.

There may, from time to time, be instances when votes cast by Marathon on a client’s behalf are rejected. This could be for various reasons outside of Marathon’s control; including missing documentation that needs to be provided by the beneficial owner. E.g. There are some countries that require Power of Attorney documentation which authorises a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. On a best efforts basis, Marathon requests custodians to provide a list of missing POAs for each of our clients on an annual basis to avoid these issues.

Quarterly checks are also completed across different markets and mandates to ensure ballots are being received from the custodian. Quarterly checks on voting will also be conducted by Risk to ensure accuracy and to flag any concerns or breaches to this policy.

Special Circumstances

Marathon considers their ability to engage with management of companies in which it invests carefully but also considers the right to be able to call a special meeting an important stewardship tool. As such, Marathon may from time to time, either independently or in collaboration with other shareholders call for special meetings.

Conflicts of Interest

Occasions may arise during the voting process where a potential conflict of interest could arise. Such conflicts could include: (i) where portfolio managers have opposing views in connection with voting shares of a company they are both invested in; (ii) where Marathon has a separate material relationship with, or is soliciting business from, a company lobbying for proxies; or (iii) where a personal relationship exists, such as where a friend or relation is serving as a director of a company soliciting proxies. A conflict could also exist if a material business relationship exists with a proponent or opponent of a particular initiative. Where Marathon identifies a material conflict of interest, the team involved will raise the matter with Compliance. Such reporting will include full details of the issue including why the conflict is deemed material with confirmation how the proxy vote is to be undertaken in the best interests of all clients thereby helping to mitigate any conflict identified.

3.	The sub-section entitled “Edinburgh Partners Limited (“Edinburgh Partners”)” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – International Equity Fund” is hereby deleted.

4.	The sub-section entitled “Edinburgh Partners Limited Proxy Voting Policies Summary” under Appendix B is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE